UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 2, 2013, Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “Partnership”), completed the acquisition of the San Antonio, Texas refinery and associated crude oil pipeline, crude oil terminal, other operating and logistics assets and inventories (“San Antonio Refinery”) of NuStar Refining, LLC and NuStar Logistics, L.P., both wholly owned subsidiaries of NuStar Energy L.P.

This Current Report on Form 8-K provides the financial statement information required by Rule 3-10(g) of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of San Antonio Refinery at December 31, 2012 and for the period then ended, the notes related thereto and the Independent Auditors' Report issued by KPMG LLP, independent auditors, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1
Audited financial statements of San Antonio Refinery at December 31, 2012 and for the year then ended, the notes related thereto and the Independent Auditors' Report issued by KPMG LLP, independent auditors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.
By: CALUMET GP, LLC, its General Partner

Date: June 10, 2013	By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II Title: Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1
Audited financial statements of San Antonio Refinery at December 31, 2012 and for the year then ended, the notes related thereto and the Independent Auditors' Report issued by KPMG LLP, independent auditors.

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